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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: February 13, 2002



                             YOUNG BROADCASTING INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                 0-25042                    13-3339681
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


                              599 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 754-7070



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Item 5.   Other Events.

         On February 13, 2002, Young Broadcasting Inc. issued a press release announcing that it had entered into an agreement to sell the assets of KCAL-TV in Los Angeles to Viacom Inc. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

 Exhibit No.           Description
 -----------           -----------
   99.1                Press Release dated February 13, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Young Broadcasting Inc.

Date:  February 13, 2002                      By:  /s/ James A. Morgan
                                                   ---------------------------
                                                   James A. Morgan
                                                   Executive Vice President